UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Prudential Short-Term Corporate Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2022

Date of reporting period:	12/31/2022

Item 1 – Reports to Stockholders

PGIM SHORT-TERM CORPORATE BOND FUND

ANNUAL REPORT

DECEMBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short-Term Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended December 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve (the Fed) and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks fell sharply for most of 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Despite rallying periodically on optimism that the Fed might slow the pace of future rate hikes, equities suffered a broad-based global decline for the entire period, with stocks in the US, international developed markets, and emerging markets all falling by double digits.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short-Term Corporate Bond Fund

February 15, 2023

PGIM Short-Term Corporate Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 12/31/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-8.80	0.37	0.94	—

(without sales charges)	-6.70	0.83	1.17	—

Class C

(with sales charges)	-8.33	0.10	0.42	—

(without sales charges)	-7.42	0.10	0.42	—

Class R

(without sales charges)	-6.94	0.51	0.88	—

Class Z

(without sales charges)	-6.47	1.07	1.42	—

Class R2

(without sales charges)	-6.83	0.69	N/A	0.69 (12/27/2017)

Class R4

(without sales charges)	-6.60	0.95	N/A	0.95 (12/27/2017)

Class R6

(without sales charges)	-6.37	1.17	1.53	—

Bloomberg 1–5 Year US Credit Index

	-5.56	1.26	1.54	—

Average Annual Total Returns as of 12/31/22 Since Inception (%)

				Class R2, Class R4 (12/27/2017)

Bloomberg 1–5 Year US Credit Index				1.26

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg 1–5 Year US Credit Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (December 31, 2012) and the account values at the end of the current fiscal year (December 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary, due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short-Term Corporate Bond Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	2.25% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definition

Bloomberg 1–5 Year US Credit Index—The Bloomberg 1–5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 12/31/22 (%)

AAA	17.2

AA	9.2

A	22.6

BBB	47.3

BB	2.7

Not Rated	0.3

Cash/Cash Equivalents	0.7

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 12/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.25	4.44	4.43

Class C	0.17	3.77	3.75

Class R	0.21	4.27	4.00

Class Z	0.27	4.76	4.80

Class R2	0.23	4.35	4.53

Class R4	0.25	4.60	5.88

Class R6	0.28	4.85	4.82

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Short-Term Corporate Bond Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Short-Term Corporate Bond Fund’s Class Z shares returned –6.47% in the 12-month reporting period that ended December 31, 2022, underperforming the –5.56% return of the Bloomberg 1–5 Year US Credit Index (the Index).

How did the short-term US investment-grade corporate bond sector perform?

•

The short-term investment-grade corporate bond sector, as measured by the Index, outperformed the broader credit market in 2022, posting total returns and excess returns over US Treasuries of –5.56% and –0.22%, respectively. US corporate and government-related bonds of all durations, as measured by the Bloomberg Credit Index, returned –15.26% for the period, with an excess return over US Treasuries of –1.11%. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•

Investment-grade corporate spreads widened significantly in the first quarter of the period, as markets first experienced a hawkish repricing of Federal Reserve (Fed) expectations and a volatile interest rates environment, exacerbated by the Russian invasion of Ukraine. (Hawkish tends to suggest higher interest rates, as opposed to dovish.) Corporates were also challenged by elevated inflationary pressures and a slower growth outlook. By quality, all ratings categories posted negative excess returns in the quarter, with A-rated bonds outperforming BBB-rated bonds. By industry, energy outperformed on the back of surging oil prices, while banks underperformed amid heavy new supply. The primary market remained active, with gross issuance totaling approximately $464 billion, split evenly between financials and non-financials.

•

Investment-grade corporate spreads widened in the second quarter of the period as rate volatility remained high, and corporates remained challenged by elevated inflationary pressures, a hawkish Fed, growing recession risk, and continued heightened geopolitical risk. Even so, ratings agency actions continued to be positive and fundamentals were solid. By quality, AA-rated bonds and A-rated bonds outperformed BBB-rated bonds, as investors sought out the relative safety of higher-quality credits. By industry, gaming underperformed on agency downgrades, along with tobacco and home construction, as mortgage rates moved materially higher. The primary market slowed in the second quarter amid rate volatility and rising spreads and yields. Gross issuance totaled $269 billion, down 42% from $464 billion in the first quarter of the period, with the bulk of the decline in issuance coming from non-financials.

•

In the third quarter of the period, investment-grade corporate spreads tightened ahead of the Fed’s Jackson Hole Economic Symposium, then reversed course as the Fed drove home the message that it is intent on getting inflation under control, even at the risk of recession. Over the last part of the period, optimism around peak inflation gave way to concern around more hawkish central banks, while corporates remained challenged by elevated inflationary pressures, slowing earnings growth expectations, and higher event and geopolitical risk. BBB-rated bonds outperformed A-rated bonds over the quarter, and industrials outperformed financials. By industry,

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airlines, pipelines, lodging, and independent energy were among the outperformers. The primary market slowed, as management conservatism, along with a challenging financing environment, reduced corporate supply. Gross issuance totaled $289 billion, with just $83.5 billion issued in September 2022.

•

US investment-grade corporate spreads again tightened in the fourth quarter of the period, as expectations for an economic hard landing moderated, supported by downward inflation-data trends against a backdrop of slowing momentum in the real economy, particularly in sectors most sensitive to interest rates. Although spreads tightened, a softening earnings outlook continued to evolve as inflationary pressures, along with higher event and political risk, were expected to continue to impact margins. BBB-rated bonds outperformed A-rated bonds over the quarter, and industrials outperformed financials. By industry, tobacco, metals & mining, oil field services, and gaming were among the outperformers. The primary market slowed in the quarter as management conservatism, along with a challenging financing environment, continued to reduce corporate supply. Gross issuance totaled $195 billion, with just under $9 billion issued in December 2022. For the entire reporting period, gross issuance totaled $1.2 trillion, down 12% from the previous reporting period’s total.

What worked?

•

The Fund continued to make modest allocations to out-of-Index fixed income sectors to diversify away from short-term investment-grade corporate bonds and to add incremental yield. The Fund’s out-of-Index exposure to short-duration, high-quality, high yield bonds was the largest contributor to performance during the period.

•

Within credit, security selection in upstream and midstream energy, gaming/lodging/leisure, and finance companies added to performance. Security selection in Nextera Energy Inc. (electric utilities) and overweights relative to the Index to Parsley Energy LLC (upstream energy) and Occidental Petroleum Corp. (upstream energy) were among the top single-name contributors to performance. The Fund did not hold positions in Parsley Energy and Occidental Petroleum at the end of the reporting period.

What didn’t work?

•

The Fund’s overweight to, and security selection within, investment-grade corporates relative to the Index was the largest detractor from returns during the period. An allocation to AAA-rated collateralized loan obligations and security selection in emerging markets also detracted.

•

Within credit, positioning in banking, foreign non-corporates, and technology detracted from performance. Overweights to Broadcom Inc. (technology), Petroleos Mexicanos (foreign non-corporates), and Bank of Nova Scotia (banking) relative to the Index limited results. The Fund did not hold positions in Broadcom and Petroleos Mexicanos at the end of the reporting period.

PGIM Short-Term Corporate Bond Fund    9

Strategy and Performance Overview* (continued)

Did the Fund use derivatives?

The Fund utilized US Treasury futures to hedge interest rate risk to help immunize any impact from fluctuations in interest rates, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds. Overall, security selection in Treasury futures contributed to performance for the reporting period.

Current outlook

•

PGIM Fixed Income is incrementally constructive on investment-grade corporates. Given increasing clarity on key macro-economic issues, such as signs of moderating inflation and reopening in China, investment-grade corporate spreads appear attractive from a long-term perspective, in PGIM Fixed Income’s view. Areas of lingering uncertainty, including wage inflation and the lagged effects of aggressively hawkish monetary policy, may lead to bouts of spread widening, particularly in the first half of 2023, which could provide more attractive opportunities to add risk.

•

PGIM Fixed Income believes the current level of spreads already indicates the prospect of a more benign economic outcome, as these spreads are slightly tighter than the long-term average but well inside of levels historically associated with recessions. Additionally, the spread differential between BBB and single-A spreads would be inadequate should a more severe recessionary scenario develop.

•

PGIM Fixed Income believes that spreads could widen over the next few months due to lingering concerns around an economic downturn and/or declining corporate profitability. In the event spreads widen in the coming months, and widespread credit deterioration doesn’t materialize, PGIM Fixed Income will likely grow more constructive.

•

From a sector perspective, the banking sector remains attractive given the long-term fundamentals, and technical supply pressures should ease modestly, particularly for the money center banks. Certain shorter-duration Yankee banks appear compelling as well, as spreads offer a high level of carry that may offer a buffer to any meaningful spread widening, should that occur. Additionally, PGIM Fixed Income continues to overweight energy relative to the Index, particularly pipeline issuers, while reducing exposure to refiners. Fundamentals in the chemical sector remain historically healthy, despite earnings facing tough comparisons over the next few quarters; however, this seems to be reflected in current valuations. PGIM Fixed Income also believes specific subsectors and issuers within REITs also appear attractive, but bottom-up analysis is critical as this sector has seen various stresses form over the last several years.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended December 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Short-Term Corporate Bond Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short-Term Corporate Bond Fund		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 997.80	0.69%	$3.47

	Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

Class C	Actual	$1,000.00	$ 994.00	1.47%	$7.39

	Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48

Class R	Actual	$1,000.00	$ 996.10	1.04%	$5.23

	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

Class Z	Actual	$1,000.00	$ 999.00	0.47%	$2.37

	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40

Class R2	Actual	$1,000.00	$ 996.90	0.88%	$4.43

	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

Class R4	Actual	$1,000.00	$ 998.20	0.63%	$3.17

	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Class R6	Actual	$1,000.00	$ 999.40	0.38%	$1.92

	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.9%

ASSET-BACKED SECURITIES 14.8%

Collateralized Loan Obligations

Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.179%(c)	07/15/31	5,000	$4,889,703
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	5.191(c)	10/13/30	5,000	4,943,812
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2016-07A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.836(c)	11/27/31	65,000	63,472,558
Series 2018-11A, Class A1L, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	5.427(c)	07/26/31	10,000	9,789,467
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.179(c)	10/17/32	50,000	49,066,025
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	5.720(c)	05/17/31	14,000	13,710,445
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.179(c)	04/15/32	45,000	44,062,330
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	5.583(c)	07/20/32	7,500	7,374,260
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.323(c)	01/20/32	18,000	17,666,829
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.423(c)	07/20/34	19,500	18,784,793
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	5.305(c)	04/24/31	18,150	17,845,712
Series 2017-02A, Class AR, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	5.193(c)	04/20/30	98,419	97,221,538
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	5.433(c)	07/20/34	60,000	58,044,114
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)	5.355(c)	10/15/29	8,403	8,344,587

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    13

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Elevation CLO Ltd. (Cayman Islands), (cont’d.)
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	5.359%(c)	07/15/29	16,587	$16,402,921
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	5.693(c)	10/20/33	17,500	17,322,938
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	5.383(c)	04/20/34	49,000	47,906,540
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	5.443(c)	10/20/34	50,000	48,527,270
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.829(c)	04/15/29	9,857	9,731,026
Marathon CLO Ltd. (Cayman Islands),
Series 2020-15A, Class A1S, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	6.306(c)	11/15/31	35,000	34,364,788
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.398(c)	04/21/31	29,645	29,071,935
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	5.956(c)	06/20/34	40,000	38,709,088
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	5.435(c)	04/22/30	45,000	43,850,187
Ocean Trails CLO (Cayman Islands),
Series 2019-07A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	5.089(c)	04/17/30	29,434	28,987,580
Octagon Investment Partners 31 Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	5.293(c)	07/20/30	16,750	16,518,403
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1A3, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.343(c)	10/20/31	75,000	73,058,985
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	5.665(c)	10/30/30	34,622	34,102,460
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	5.343(c)	07/20/30	27,000	26,635,382

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Palmer Square CLO Ltd. (Cayman Islands), (cont’d.)
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	5.179%(c)	07/16/31	20,000	$19,734,164
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	5.533(c)	07/25/31	21,000	20,557,465
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	5.468(c)	04/25/31	10,000	9,798,376
Silver Creek CLO Ltd.,
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	5.483(c)	07/20/30	15,805	15,613,159
Silver Rock CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)	5.893(c)	10/20/31	16,000	15,756,086
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	5.397(c)	01/26/31	10,000	9,885,212
Series 2013-03RA, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	5.344(c)	04/18/31	21,243	20,821,114
Series 2014-03RA, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	5.395(c)	10/23/31	40,000	39,114,408
Series 2017-03A, Class A1R, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	5.223(c)	10/20/30	25,000	24,642,587
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.323(c)	01/20/32	60,000	58,680,072
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.425(c)	07/23/33	45,000	44,160,129
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.595(c)	10/29/34	25,000	24,276,360
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	5.403(c)	07/20/34	39,500	38,305,852
Tralee CLO Ltd. (Cayman Islands),
Series 2021-07A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	5.678(c)	04/25/34	32,000	31,024,634
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)	5.703(c)	07/20/32	20,000	19,588,552

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    15

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Trinitas CLO Ltd. (Cayman Islands),
Series 2016-05A, Class ARR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)	5.388%(c)	10/25/28	8,887	$8,839,438
Venture CLO Ltd. (Cayman Islands),
Series 2016-24A, Class ARR, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	5.143(c)	10/20/28	20,970	20,653,741
Voya CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.159(c)	10/17/32	25,000	24,520,290
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	5.387(c)	07/19/34	30,000	29,323,656
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	5.493(c)	01/20/32	9,000	8,825,750
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	5.455(c)	07/24/32	30,500	29,862,562
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	5.289(c)	10/15/34	25,000	24,225,055
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	5.369(c)	04/15/30	22,209	21,883,948

TOTAL ASSET-BACKED SECURITIES (cost $1,470,757,256)				1,440,498,286

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.7%
Benchmark Mortgage Trust,
Series 2020-IG03, Class A2, 144A	2.475	09/15/48	66,200	61,556,844
Citigroup Commercial Mortgage Trust,
Series 2016-C02, Class A3	2.575	08/10/49	12,800	11,599,812
Commercial Mortgage Trust,
Series 2015-CR22, Class A3	3.207	03/10/48	11,373	11,357,462
Series 2015-DC01, Class A3	3.219	02/10/48	2,504	2,500,605
JPMBB Commercial Mortgage Securities Trust,
Series 2016-C01, Class A4	3.311	03/17/49	45,920	43,702,104
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C032, Class ASB	3.514	12/15/49	5,678	5,434,787
Series 2016-C29, Class A3	3.058	05/15/49	10,142	9,426,236
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A3	3.510	05/15/48	7,026	6,691,958

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS01, Class A3	3.058%	05/15/48	5,791	$5,778,741
Series 2016-BNK01, Class A2	2.399	08/15/49	10,436	9,399,075

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $184,531,401)				167,447,624

CORPORATE BONDS 81.2%

Aerospace & Defense 1.3%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.700	02/01/27	49,380	44,589,854
Sr. Unsec’d. Notes	4.508	05/01/23	20,000	19,934,390
Sr. Unsec’d. Notes(a)	4.875	05/01/25	22,970	22,784,672
Sr. Unsec’d. Notes	7.950	08/15/24	1,874	1,912,315
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	3.850	06/15/23	4,460	4,422,609
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	3.650	08/16/23	405	401,351
Spirit AeroSystems, Inc.,
Sr. Sec’d. Notes(a)	3.850	06/15/26	30,500	27,628,618

				121,673,809

Agriculture 1.8%

Altria Group, Inc.,
Gtd. Notes	2.350	05/06/25	10,505	9,881,666
Gtd. Notes	4.800	02/14/29	3,161	3,030,777
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.557	08/15/27	12,180	11,090,946
Gtd. Notes	4.700	04/02/27	28,229	27,113,573
BAT International Finance PLC (United Kingdom),
Gtd. Notes	1.668	03/25/26	34,130	30,233,958
Gtd. Notes, 144A	3.950	06/15/25	3,000	2,880,643
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A	6.125	07/27/27	12,610	12,521,001
Philip Morris International, Inc.,
Sr. Unsec’d. Notes(a)	0.875	05/01/26	30,905	27,160,060
Sr. Unsec’d. Notes(a)	1.500	05/01/25	10,400	9,620,467
Sr. Unsec’d. Notes	5.000	11/17/25	8,840	8,885,208

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    17

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)

Reynolds American, Inc. (United Kingdom), Gtd. Notes	4.450%	06/12/25	341	$333,703
Viterra Finance BV (Netherlands), Gtd. Notes, 144A	2.000	04/21/26	35,200	30,268,987

				173,020,989

Airlines 0.5%

American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000	01/15/27	1,200	1,040,670
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	3.800	04/19/23	812	805,217
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.500	10/20/25	20,455	19,949,154
Sr. Sec’d. Notes, 144A	4.750	10/20/28	5,000	4,706,096
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	7,215	7,132,860
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.375	04/15/26	12,515	11,656,151
Sr. Sec’d. Notes, 144A(a)	4.625	04/15/29	4,540	3,962,119

				49,252,267

Apparel 0.3%

Michael Kors USA, Inc.,
Gtd. Notes, 144A	4.250	11/01/24	12,991	12,363,432
VF Corp.,
Sr. Unsec’d. Notes	2.400	04/23/25	22,475	21,091,351

				33,454,783

Auto Manufacturers 4.3%

Daimler Trucks Finance North America LLC (Germany),
Gtd. Notes, 144A	1.125	12/14/23	15,000	14,407,032
Gtd. Notes, 144A, SOFR + 0.750%	5.062(c)	12/13/24	10,870	10,729,496
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes(a)	2.700	08/10/26	50,000	43,419,929
Sr. Unsec’d. Notes(a)	4.950	05/28/27	1,075	1,004,071
General Motors Co.,
Sr. Unsec’d. Notes	6.800	10/01/27	9,780	10,155,724
General Motors Financial Co., Inc.,
Gtd. Notes	3.250	01/05/23	5,500	5,500,000
Gtd. Notes	3.700	05/09/23	5,025	4,996,377

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

General Motors Financial Co., Inc., (cont’d.)
Gtd. Notes(a)	3.950%	04/13/24	17,555	$17,209,286
Sr. Unsec’d. Notes	1.250	01/08/26	39,885	35,161,543
Sr. Unsec’d. Notes	1.500	06/10/26	9,390	8,150,784
Sr. Unsec’d. Notes	1.700	08/18/23	10,255	10,019,975
Sr. Unsec’d. Notes	2.350	02/26/27	5,090	4,448,826
Sr. Unsec’d. Notes	2.400	04/10/28	11,815	9,970,875
Sr. Unsec’d. Notes	2.400	10/15/28	23,040	19,167,731
Sr. Unsec’d. Notes	2.750	06/20/25	26,520	24,835,536
Sr. Unsec’d. Notes	2.900	02/26/25	4,580	4,346,882
Sr. Unsec’d. Notes, SOFR + 1.200%	5.360(c)	11/17/23	14,355	14,289,357
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A	1.450	03/02/26	20,000	17,896,856
Gtd. Notes, 144A	3.700	05/04/23	15,000	14,914,124
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN	1.125	09/16/24	14,285	13,020,436
Sr. Unsec’d. Notes, 144A, MTN	1.850	09/16/26	15,000	12,544,374
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A(a)	3.522	09/17/25	4,000	3,707,463
Stellantis Finance US, Inc.,
Gtd. Notes, 144A	1.711	01/29/27	13,920	11,977,656
Stellantis NV,
Sr. Unsec’d. Notes	5.250	04/15/23	53,358	53,277,547
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN	3.500(cc)	10/24/25	10,000	9,609,889
Sr. Unsec’d. Notes, MTN(a)	0.800	10/16/25	48,290	43,290,271

				418,052,040

Auto Parts & Equipment 0.3%

BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A(a)	5.000	10/01/25	32,277	31,712,698

Banks 23.4%

Banco Santander SA (Spain),
Sr. Unsec’d. Notes(a)	1.722(ff)	09/14/27	20,400	17,415,425
Sr. Unsec’d. Notes	1.849	03/25/26	36,200	32,009,680
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	5.039(c)	04/12/23	6,200	6,195,140
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24(oo)	3,685	3,434,660
Sr. Unsec’d. Notes(a)	1.734(ff)	07/22/27	93,500	81,955,936
Sr. Unsec’d. Notes, MTN	0.981(ff)	09/25/25	29,920	27,598,654

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    19

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Bank of America Corp., (cont’d.)
Sr. Unsec’d. Notes, MTN	1.197%(ff)	10/24/26	36,790	$32,771,215
Sr. Unsec’d. Notes, MTN	1.319(ff)	06/19/26	10,040	9,043,740
Sr. Unsec’d. Notes, MTN	2.015(ff)	02/13/26	52,845	48,998,651
Sr. Unsec’d. Notes, MTN(a)	2.087(ff)	06/14/29	22,800	19,178,622
Sr. Unsec’d. Notes, MTN	2.456(ff)	10/22/25	22,420	21,181,582
Sr. Unsec’d. Notes, MTN(a)	3.864(ff)	07/23/24	35,000	34,689,757
Sr. Unsec’d. Notes, Series N	1.658(ff)	03/11/27	65,520	57,898,539
Sub. Notes, MTN	4.000	01/22/25	6,180	6,049,067
Sub. Notes, Series L, MTN	3.950	04/21/25	11,000	10,716,007
Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes, Series 2	3.625(ff)	10/27/81	50,000	36,500,000
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	5.304(ff)	08/09/26	38,900	38,591,589
Sr. Unsec’d. Notes	5.501(ff)	08/09/28	4,295	4,178,453
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27	22,690	19,785,630
Sr. Unsec’d. Notes, 144A	2.159(ff)	09/15/29	6,595	5,375,182
Sr. Unsec’d. Notes, 144A	2.219(ff)	06/09/26	1,335	1,227,354
Sr. Unsec’d. Notes, 144A	2.591(ff)	01/20/28	2,220	1,953,628
Sr. Unsec’d. Notes, 144A	3.375	01/09/25	6,027	5,804,765
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.045(ff)	10/19/27	13,595	11,734,859
Sr. Unsec’d. Notes, 144A	2.375	01/14/25	15,075	14,036,207
Sr. Unsec’d. Notes, 144A	4.000	09/12/23	6,390	6,303,432
Sub. Notes, 144A, MTN	4.500	03/15/25	3,640	3,499,714
Sub. Notes, 144A, MTN	5.700	10/22/23	10,000	9,905,760
Citigroup, Inc.,
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	26,675	22,212,026
Sr. Unsec’d. Notes	0.981(ff)	05/01/25	26,835	25,120,976
Sr. Unsec’d. Notes	1.122(ff)	01/28/27	58,200	50,743,881
Sr. Unsec’d. Notes	1.462(ff)	06/09/27	81,450	70,697,433
Sr. Unsec’d. Notes(a)	3.352(ff)	04/24/25	33,180	32,166,873
Sr. Unsec’d. Notes	4.044(ff)	06/01/24	8,140	8,085,789
Sub. Notes	4.450	09/29/27	8,160	7,794,319
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A	1.247(ff)	01/26/27	9,015	7,893,895
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes	2.950	04/09/25	18,380	16,552,526
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes	3.800	06/09/23	25,000	24,491,492
Sr. Unsec’d. Notes, 144A	1.305(ff)	02/02/27	12,675	10,092,710

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Credit Suisse Group AG (Switzerland), (cont’d.)
Sr. Unsec’d. Notes, 144A	2.193%(ff)	06/05/26	3,250	$2,763,675
Sr. Unsec’d. Notes, 144A	2.593(ff)	09/11/25	19,500	17,308,432
Sr. Unsec’d. Notes, 144A	9.016(ff)	11/15/33	2,140	2,200,131
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	3.244(ff)	12/20/25	2,500	2,347,175
Sr. Unsec’d. Notes, 144A	5.375	01/12/24	10,000	9,947,844
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	2.129(ff)	11/24/26	1,935	1,705,849
Sr. Unsec’d. Notes	2.311(ff)	11/16/27	3,525	2,987,559
Sr. Unsec’d. Notes	2.552(ff)	01/07/28	4,522	3,847,358
Sr. Unsec’d. Notes	3.950	02/27/23	19,320	19,253,738
Sr. Unsec’d. Notes, SOFR + 1.219%	5.374(c)	11/16/27	4,625	4,139,523
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A	1.535(ff)	05/25/27	22,540	19,577,525
First Horizon Corp.,
Sr. Unsec’d. Notes	3.550	05/26/23	16,450	16,321,664
FNB Corp.,
Sr. Unsec’d. Notes	2.200	02/24/23	11,845	11,764,543
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	16,130	13,060,821
Sr. Unsec’d. Notes	1.431(ff)	03/09/27	56,555	49,482,977
Sr. Unsec’d. Notes	1.542(ff)	09/10/27	72,845	62,931,031
Sr. Unsec’d. Notes(a)	4.482(ff)	08/23/28	22,925	21,928,081
Sr. Unsec’d. Notes, EMTN	4.100(cc)	05/31/24	5,000	4,904,416
Sr. Unsec’d. Notes, Series FRN, SOFR + 0.790% (Cap N/A, Floor 0.000%)	5.069(c)	12/09/26	28,200	27,097,137
Sr. Unsec’d. Notes, Series VAR(a)	1.093(ff)	12/09/26	23,255	20,530,497
Sub. Notes	5.950	01/15/27	8,224	8,441,972
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	5.210(ff)	08/11/28	6,400	6,172,977
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A	3.375	01/12/23	31,245	31,222,816
Sr. Unsec’d. Notes, Series XR, 144A(a)	3.250	09/23/24	17,300	16,356,820
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC, 3 Month LIBOR + 2.580%(a)	7.020(c)	02/01/23(oo)	11,600	11,408,237
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	15,824	14,050,557
Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	5,225	4,461,699
Sr. Unsec’d. Notes	1.040(ff)	02/04/27	20,000	17,415,406
Sr. Unsec’d. Notes	1.045(ff)	11/19/26	59,970	52,949,321
Sr. Unsec’d. Notes(a)	1.470(ff)	09/22/27	39,288	33,958,925

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    21

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	1.578%(ff)	04/22/27	64,714	$56,957,854
Sr. Unsec’d. Notes	2.005(ff)	03/13/26	25,000	23,138,049
Sr. Unsec’d. Notes	2.083(ff)	04/22/26	24,675	22,896,590
Sr. Unsec’d. Notes	2.301(ff)	10/15/25	34,120	32,118,712
Sr. Unsec’d. Notes	3.559(ff)	04/23/24	48,980	48,665,473
Sr. Unsec’d. Notes	3.797(ff)	07/23/24	25,000	24,760,609
Sr. Unsec’d. Notes	4.023(ff)	12/05/24	25,230	24,861,205
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	2.438(ff)	02/05/26	12,615	11,730,199
Sr. Unsec’d. Notes	3.870(ff)	07/09/25	9,165	8,896,943
Sr. Unsec’d. Notes	3.900	03/12/24	4,120	4,044,175
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	1.538(ff)	07/20/27	45,830	39,818,346
Sr. Unsec’d. Notes	2.193	02/25/25	22,430	20,965,384
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	1.241(ff)	07/10/24	36,740	35,873,572
Sr. Unsec’d. Notes	1.554(ff)	07/09/27	28,455	24,791,925
Morgan Stanley,
Sr. Unsec’d. Notes	0.790(ff)	05/30/25	24,585	22,907,525
Sr. Unsec’d. Notes	0.985(ff)	12/10/26	50,880	44,652,441
Sr. Unsec’d. Notes	1.593(ff)	05/04/27	33,720	29,601,998
Sr. Unsec’d. Notes	6.296(ff)	10/18/28	14,900	15,358,921
Sr. Unsec’d. Notes, GMTN	1.512(ff)	07/20/27	32,690	28,389,750
Sr. Unsec’d. Notes, MTN	2.475(ff)	01/21/28	29,305	26,032,830
Sr. Unsec’d. Notes, MTN	2.720(ff)	07/22/25	15,750	15,067,150
Sr. Unsec’d. Notes, MTN, SOFR + 0.466%	4.598(c)	11/10/23	27,690	27,581,926
Sub. Notes, GMTN	4.350	09/08/26	2,500	2,429,951
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	1.642(ff)	06/14/27	10,000	8,665,809
Sr. Unsec’d. Notes	4.269(ff)	03/22/25	12,290	11,991,755
Sr. Unsec’d. Notes	4.519(ff)	06/25/24	6,800	6,739,462
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	2.797(ff)	01/19/28	21,310	18,603,255
Sr. Unsec’d. Notes, 144A, SOFR + 1.050%	4.934(c)	01/21/26	20,190	19,489,380
Sr. Unsec’d. Notes, 144A, MTN	3.875	03/28/24	19,090	18,609,709
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	1.902	09/17/28	18,905	15,574,338
Sr. Unsec’d. Notes	2.174	01/14/27	9,285	8,238,459
Sr. Unsec’d. Notes	2.348	01/15/25	17,590	16,612,232
Sr. Unsec’d. Notes	2.696	07/16/24	31,828	30,560,790

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

UBS AG (Switzerland),
Sr. Unsec’d. Notes, 144A	1.250%	06/01/26	10,460	$9,128,486
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	1.494(ff)	08/10/27	16,550	14,247,465
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	1.982(ff)	06/03/27	17,600	15,032,304
Sr. Unsec’d. Notes, 144A(a)	2.569(ff)	09/22/26	6,745	5,979,464
Sr. Unsec’d. Notes, 144A, MTN(a)	4.625	04/12/27	2,250	2,107,819
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.164(ff)	02/11/26	126,625	118,162,175
Sr. Unsec’d. Notes, MTN	3.196(ff)	06/17/27	12,330	11,446,247

				2,277,154,551

Beverages 0.5%

Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	2.750	07/15/26	25,340	22,979,655
Gtd. Notes, 144A	4.450	05/15/25	18,070	17,530,157
Constellation Brands, Inc.,
Gtd. Notes	4.750	11/15/24	8,215	8,161,456
JDE Peet’s NV (Netherlands),
Gtd. Notes, 144A	1.375	01/15/27	4,894	4,137,457

				52,808,725

Biotechnology 0.2%

Baxalta, Inc.,
Gtd. Notes	4.000	06/23/25	7,300	7,110,670
Illumina, Inc.,
Sr. Unsec’d. Notes	5.800	12/12/25	12,605	12,702,701

				19,813,371

Building Materials 0.3%

Carrier Global Corp.,
Sr. Unsec’d. Notes	2.242	02/15/25	5,413	5,104,574
Lennox International, Inc.,
Gtd. Notes	1.350	08/01/25	6,120	5,523,549
Gtd. Notes	1.700	08/01/27	2,530	2,173,463

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    23

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Macmillan Bloedel Pembroke LP (Canada),
Sr. Unsec’d. Notes	7.700%	02/15/26	3,000	$3,158,764
Owens Corning,
Sr. Unsec’d. Notes	3.400	08/15/26	18,329	17,184,511

				33,144,861

Chemicals 1.2%

CF Industries, Inc.,
Gtd. Notes, 144A	4.500	12/01/26	32,200	31,224,139
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A	3.400	12/01/26	19,417	18,169,158
Sr. Unsec’d. Notes, 144A	5.125	04/01/25	17,142	17,111,135
Eastman Chemical Co.,
Sr. Unsec’d. Notes	7.250	01/15/24	13,400	13,625,389
FMC Corp.,
Sr. Unsec’d. Notes	3.200	10/01/26	14,160	13,194,026
LYB International Finance III LLC, Gtd. Notes	1.250	10/01/25	10,904	9,747,453
Sasol Financing USA LLC (South Africa), Gtd. Notes	5.875	03/27/24	14,245	13,888,875

				116,960,175

Commercial Services 2.0%

Ashtead Capital, Inc. (United Kingdom),
Gtd. Notes, 144A	1.500	08/12/26	20,725	17,673,097
Equifax, Inc.,
Sr. Unsec’d. Notes	2.600	12/15/25	10,900	10,153,882
Sr. Unsec’d. Notes	3.950	06/15/23	13,415	13,333,888
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	14,985	14,641,867
Gtd. Notes, 144A	3.300	12/01/26	9,230	8,560,947
Gtd. Notes, 144A	3.800	11/01/25	19,523	18,669,899
Global Payments, Inc.,
Sr. Unsec’d. Notes	2.650	02/15/25	16,290	15,338,733
Leland Stanford Junior University (The), Unsec’d. Notes	1.289	06/01/27	12,495	10,815,498
Moody’s Corp.,
Sr. Unsec’d. Notes	3.750	03/24/25	63,500	61,800,283

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

RELX Capital, Inc. (United Kingdom), Gtd. Notes	3.500%	03/16/23	6,240	$6,208,634
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.000	06/15/25	16,325	15,882,810

				193,079,538

Computers 1.3%

Apple, Inc.,
Sr. Unsec’d. Notes	3.250	08/08/29	24,500	22,697,181
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes	5.850	07/15/25	22,500	22,780,601
Genpact Luxembourg Sarl, Gtd. Notes	3.375	12/01/24	23,654	22,607,930
Genpact Luxembourg Sarl/Genpact USA, Inc., Gtd. Notes	1.750	04/10/26	18,395	16,365,474
International Business Machines Corp.,
Sr. Unsec’d. Notes	1.700	05/15/27	15,000	13,180,293
Leidos, Inc.,
Gtd. Notes	2.950	05/15/23	7,040	6,979,295
Gtd. Notes	3.625	05/15/25	8,205	7,885,650
NetApp, Inc.,
Sr. Unsec’d. Notes	1.875	06/22/25	18,920	17,436,129

				129,932,553

Distribution/Wholesale 0.1%

Ferguson Finance PLC,
Sr. Unsec’d. Notes, 144A	4.250	04/20/27	12,105	11,420,013

Diversified Financial Services 2.1%

American Express Co.,
Jr. Sub. Notes	3.550(ff)	09/15/26(oo)	16,080	13,225,879
Sr. Unsec’d. Notes(a)	3.950	08/01/25	25,615	25,102,655
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes	3.000	04/02/25	11,305	10,830,775
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	4.500	04/14/27	30,625	28,433,031
Sr. Unsec’d. Notes, 144A	4.875	05/01/24	21,945	21,528,091
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series G(ff)	5.375	06/01/25(oo)	9,350	9,164,461

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    25

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Citigroup Global Markets Holdings, Inc., Gtd. Notes, GMTN	4.100%(cc)	06/12/24	3,870	$3,789,788
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	1.653	07/14/26	16,975	14,756,143
Sr. Unsec’d. Notes(a)	2.172	07/14/28	6,100	5,016,709
Sr. Unsec’d. Notes	2.329	01/22/27	39,725	34,867,685
Western Union Co. (The),
Sr. Unsec’d. Notes	1.350	03/15/26	45,050	39,472,683

				206,187,900

Electric 8.9%

Alexander Funding Trust,
Sr. Sec’d. Notes, 144A	1.841	11/15/23	20,000	18,903,143
Alliant Energy Finance LLC,
Gtd. Notes, 144A	1.400	03/15/26	18,650	16,104,366
Gtd. Notes, 144A	3.750	06/15/23	24,100	23,908,504
Ameren Corp.,
Sr. Unsec’d. Notes	1.750	03/15/28	18,710	15,870,447
American Electric Power Co., Inc.,
Jr. Sub. Notes	2.031	03/15/24	20,625	19,857,423
Arizona Public Service Co.,
Sr. Unsec’d. Notes	3.350	06/15/24	11,000	10,640,863
Avangrid, Inc.,
Sr. Unsec’d. Notes	3.150	12/01/24	6,018	5,768,561
Sr. Unsec’d. Notes	3.200	04/15/25	14,245	13,617,404
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes	4.050	04/15/25	18,010	17,751,004
Calpine Corp.,
Sr. Unsec’d. Notes, 144A(a)	5.125	03/15/28	8,000	7,161,021
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	1.450	06/01/26	24,160	21,464,046
Sr. Unsec’d. Notes	2.500	09/01/24	21,620	20,742,118
Cleveland Electric Illuminating Co. (The),
First Mortgage	5.500	08/15/24	5,925	5,950,707
CMS Energy Corp.,
Sr. Unsec’d. Notes	2.950	02/15/27	2,445	2,202,701
Dominion Energy, Inc.,
Jr. Sub. Notes	3.071	08/15/24	13,520	13,027,681
Jr. Sub. Notes, Series B	4.650(ff)	12/15/24(oo)	35,129	30,783,430
Sr. Unsec’d. Notes, 144A	2.450	01/15/23	10,000	9,970,566

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

DTE Energy Co.,
Sr. Unsec’d. Notes, Series C(a)	2.529%	10/01/24		38,222	$36,484,891
Sr. Unsec’d. Notes, Series F	1.050	06/01/25		41,902	37,964,402
Duke Energy Corp.,
Jr. Sub. Notes	3.250(ff)	01/15/82		23,430	17,204,411
Sr. Unsec’d. Notes	3.100	06/15/28	EUR	13,425	13,427,661
Duke Energy Progress LLC,
First Mortgage	3.375	09/01/23		6,690	6,609,563
Edison International,
Sr. Unsec’d. Notes	4.700	08/15/25		15,000	14,673,788
Sr. Unsec’d. Notes	4.950	04/15/25		23,050	22,759,216
Enel Finance International NV (Italy),
Gtd. Notes, 144A	1.375	07/12/26		11,300	9,748,969
Gtd. Notes, 144A	1.875	07/12/28		20,000	15,875,612
Sr. Unsec’d. Notes, 144A	4.250	06/15/25		5,755	5,580,324
Entergy Corp.,
Sr. Unsec’d. Notes	0.900	09/15/25		32,125	28,626,581
Evergy Metro, Inc.,
Mortgage	3.650	08/15/25		15,750	15,256,487
Evergy Missouri West, Inc.,
First Mortgage, 144A	5.150	12/15/27		12,220	12,164,307
Eversource Energy,
Sr. Unsec’d. Notes, Series H	3.150	01/15/25		2,330	2,242,795
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	2.866	09/15/28		7,375	6,461,533
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26		38,000	35,162,749
Georgia Power Co.,
Sr. Unsec’d. Notes	5.750	04/15/23		2,000	2,001,760
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes	3.700	09/01/24		8,035	7,789,816
MidAmerican Energy Co.,
First Mortgage	3.100	05/01/27		2,000	1,873,691
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24		4,236	4,164,458
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	4.255	09/01/24		30,000	29,638,655
Gtd. Notes, SOFR Index + 0.400%	4.465(c)	11/03/23		40,000	39,840,334
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	3.750	06/15/24		9,285	8,941,820
Pacific Gas & Electric Co.,
First Mortgage(a)	3.000	06/15/28		12,000	10,402,132

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    27

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Pacific Gas & Electric Co., (cont’d.)
First Mortgage	3.750%	02/15/24	25,634	$25,100,766
Pinnacle West Capital Corp.,
Sr. Unsec’d. Notes	1.300	06/15/25	38,970	35,503,657
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	0.800	08/15/25	26,665	23,940,209
Sr. Unsec’d. Notes	2.875	06/15/24	14,045	13,578,689
Puget Energy, Inc.,
Sr. Sec’d. Notes	2.379	06/15/28	9,809	8,363,406
Sempra Energy,
Jr. Sub. Notes	4.125(ff)	04/01/52	20,635	16,249,035
Southern California Edison Co.,
First Mortgage, Series D	3.400	06/01/23	36,132	35,839,932
Southern Co. (The),
Jr. Sub. Notes	4.475	08/01/24	8,770	8,659,969
Sr. Unsec’d. Notes, Series 21-B	1.750	03/15/28	18,625	15,676,279
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	3.050	03/15/25	5,897	5,650,191
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	20,525	19,696,726
Sr. Sec’d. Notes, 144A	3.700	01/30/27	10,000	9,102,562
Xcel Energy, Inc.,
Sr. Unsec’d. Notes(a)	1.750	03/15/27	11,540	10,121,902

				866,103,263

Electronics 0.7%

TD SYNNEX Corp.,
Sr. Unsec’d. Notes	1.250	08/09/24	60,230	55,907,500
Trimble, Inc.,
Sr. Unsec’d. Notes	4.150	06/15/23	16,030	15,903,465

				71,810,965

Entertainment 0.7%

Warnermedia Holdings, Inc.,
Gtd. Notes, 144A	3.638	03/15/25	15,000	14,267,395
Gtd. Notes, 144A(a)	3.755	03/15/27	57,600	51,986,490

				66,253,885

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods 1.0%

Campbell Soup Co.,
Sr. Unsec’d. Notes	3.950%	03/15/25	14,769	$14,427,764
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A(a)	3.000	02/02/29	18,510	15,435,143
Kraft Heinz Foods Co.,
Gtd. Notes(a)	3.000	06/01/26	62,344	58,389,218
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	3.900	09/28/23	4,320	4,278,484

				92,530,609

Forest Products & Paper 0.3%

Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A	1.750	09/30/25	23,870	21,807,305
Smurfit Kappa Treasury Funding DAC (Ireland),
Gtd. Notes	7.500	11/20/25	3,902	4,210,135

				26,017,440

Gas 0.7%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	16,559	15,910,082
Sr. Unsec’d. Notes	5.875	08/20/26	4,950	4,710,283
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	0.700	03/02/23	15,430	15,319,788
Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series A	2.500	11/15/24	10,000	9,535,022
NiSource, Inc.,
Sr. Unsec’d. Notes	0.950	08/15/25	29,120	26,265,922

				71,741,097

Healthcare-Products 0.1%

Boston Scientific Corp.,
Sr. Unsec’d. Notes	3.450	03/01/24	8,275	8,113,721
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, SOFR Index + 0.390%	4.200(c)	10/18/23	5,625	5,597,975

				13,711,696

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    29

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services 1.8%

Aetna, Inc.,
Sr. Unsec’d. Notes	2.800%	06/15/23	31,379	$31,055,562
Bon Secours Mercy Health, Inc.,
Sec’d. Notes	1.350	06/01/25	2,775	2,519,556
Centene Corp.,
Sr. Unsec’d. Notes	2.450	07/15/28	10,000	8,437,320
CommonSpirit Health,
Sr. Sec’d. Notes	2.760	10/01/24	23,576	22,608,580
HCA, Inc.,
Gtd. Notes	5.250	04/15/25	4,495	4,467,843
Gtd. Notes	5.375	02/01/25	37,660	37,619,397
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A	1.500	06/01/25	5,370	4,893,940
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.300	12/01/24	15,525	14,694,548
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	1.375	11/15/25	4,585	4,107,036
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	3.450	06/01/26	6,256	5,982,099
Roche Holdings, Inc.,
Gtd. Notes, 144A(a)	2.314	03/10/27	22,080	20,111,496
Gtd. Notes, 144A	2.375	01/28/27	10,800	9,884,252
Sutter Health,
Unsec’d. Notes, Series 20A	1.321	08/15/25	11,250	10,225,112

				176,606,741

Home Builders 0.4%

D.R. Horton, Inc.,
Gtd. Notes	2.500	10/15/24	15,000	14,273,348
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	7,737	7,325,895
Gtd. Notes	6.000	06/01/25	1,644	1,632,347
Toll Brothers Finance Corp.,
Gtd. Notes(a)	4.875	11/15/25	10,000	9,779,975
Gtd. Notes(a)	4.875	03/15/27	6,635	6,289,479

				39,301,044

Home Furnishings 0.2%

Panasonic Corp. (Japan),
Sr. Unsec’d. Notes, 144A	2.679	07/19/24	17,540	16,779,083

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Housewares 0.3%

Newell Brands, Inc.,
Sr. Unsec’d. Notes(a)	4.450%	04/01/26	12,743	$12,057,731
Sr. Unsec’d. Notes	4.875	06/01/25	13,932	13,591,905

				25,649,636

Insurance 1.2%

American International Group, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/26	4,304	4,163,319
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.450	08/15/27	5,155	4,783,700
Sr. Unsec’d. Notes	3.950	05/15/24	10,034	9,861,294
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A	3.500	04/04/25	18,445	17,679,939
Sr. Unsec’d. Notes, 144A	3.650	04/05/27	9,435	8,789,256
Great-West Lifeco US Finance 2020 LP (Canada),
Gtd. Notes, 144A	0.904	08/12/25	17,200	15,312,899
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23	14,168	14,040,442
Principal Life Global Funding II,
Sr. Sec’d. Notes, 144A	0.875	01/12/26	22,970	20,260,594
Protective Life Global Funding,
Sec’d. Notes, 144A	1.082	06/09/23	20,125	19,778,336

				114,669,779

Internet 0.2%

Expedia Group, Inc.,
Gtd. Notes(a)	4.625	08/01/27	14,500	13,918,173
Netflix, Inc.,
Sr. Unsec’d. Notes	4.875	04/15/28	3,000	2,914,928

				16,833,101

Iron/Steel 0.3%

Reliance Steel & Aluminum Co.,
Sr. Unsec’d. Notes	1.300	08/15/25	9,130	8,255,085
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	2.400	06/15/25	3,100	2,904,077
Sr. Unsec’d. Notes	2.800	12/15/24	16,543	15,730,812

				26,889,974

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    31

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging 0.4%

Genting New York LLC/GENNY Capital, Inc.,
Sr. Unsec’d. Notes, 144A	3.300%	02/15/26	1,750	$1,535,782
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes	1.300	10/01/23	11,760	11,402,699
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.200	08/08/24	19,205	18,151,774
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE(a)	5.750	05/01/25	9,250	9,347,846
MGM Resorts International,
Gtd. Notes	6.000	03/15/23	3,000	3,000,000

				43,438,101

Machinery-Construction & Mining 0.3%

Weir Group PLC (The) (United Kingdom),
Sr. Unsec’d. Notes, 144A	2.200	05/13/26	28,970	25,791,826

Machinery-Diversified 0.5%

Otis Worldwide Corp.,
Sr. Unsec’d. Notes(a)	2.293	04/05/27	13,945	12,521,372
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.200	06/15/25	4,000	3,762,593
Gtd. Notes	3.450	11/15/26	25,396	23,674,250
Gtd. Notes(a)	4.400	03/15/24	3,900	3,836,182
Gtd. Notes	4.950	09/15/28	8,770	8,429,277

				52,223,674

Media 1.2%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.250	01/15/29	29,870	24,008,349
Sr. Sec’d. Notes(a)	4.908	07/23/25	42,252	41,436,547
Comcast Corp.,
Gtd. Notes	3.375	08/15/25	6,908	6,663,381
Gtd. Notes	3.950	10/15/25	5,007	4,901,764
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	8,803	8,474,951
Sr. Unsec’d. Notes, 144A	3.350	09/15/26	13,683	12,778,262
Sr. Unsec’d. Notes, 144A	3.500	08/15/27	520	482,241
Sr. Unsec’d. Notes, 144A	3.850	02/01/25	3,500	3,382,461

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Paramount Global,
Sr. Unsec’d. Notes	4.750%	05/15/25	10,539	$10,371,081

				112,499,037

Mining 1.0%

Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	4.763	04/14/27	23,245	22,288,701
Freeport-McMoRan, Inc.,
Gtd. Notes	4.125	03/01/28	4,700	4,363,439
Gtd. Notes	4.375	08/01/28	33,214	31,144,110
Gtd. Notes	5.250	09/01/29	6,365	6,138,453
Kinross Gold Corp. (Canada),
Gtd. Notes	5.950	03/15/24	11,414	11,427,887
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes	7.125	07/15/28	12,837	14,118,519
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	3.750	02/01/23	8,065	8,051,778
Yamana Gold, Inc. (Canada),
Gtd. Notes	4.625	12/15/27	1,925	1,787,834

				99,320,721

Miscellaneous Manufacturing 0.7%

Hillenbrand, Inc.,
Gtd. Notes	5.000	09/15/26	16,150	15,577,218
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes(a)	3.650	06/15/24	14,450	14,137,517
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A	1.200	03/11/26	15,200	13,520,329
Teledyne Technologies, Inc.,
Gtd. Notes	2.250	04/01/28	15,000	12,950,666
Textron, Inc.,
Sr. Unsec’d. Notes	3.650	03/15/27	5,946	5,547,799
Sr. Unsec’d. Notes	3.875	03/01/25	2,750	2,678,172

				64,411,701

Office/Business Equipment 0.4%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26	29,790	26,489,752

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    33

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Office/Business Equipment (cont’d.)

CDW LLC/CDW Finance Corp., (cont’d.)
Gtd. Notes(a)	4.125%	05/01/25	2,483	$2,414,833
Gtd. Notes	5.500	12/01/24	10,852	10,812,884

				39,717,469

Oil & Gas 2.0%

Aker BP ASA (Norway),
Gtd. Notes, 144A	2.000	07/15/26	34,855	30,635,701
Sr. Unsec’d. Notes, 144A	3.000	01/15/25	37,034	35,057,632
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes(a)	2.050	07/15/25	4,600	4,270,389
Continental Resources, Inc.,
Gtd. Notes(a)	3.800	06/01/24	29,715	28,892,625
Gtd. Notes(a)	4.500	04/15/23	5,035	5,017,314
Gtd. Notes, 144A	2.268	11/15/26	5,875	5,094,929
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.250	10/15/27	22,365	22,216,332
Sr. Unsec’d. Notes	5.875	06/15/28	4,000	4,041,377
Diamondback Energy, Inc.,
Gtd. Notes(a)	3.250	12/01/26	7,050	6,567,619
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	3.800	04/01/28	7,265	6,715,070
Phillips 66 Co.,
Gtd. Notes, 144A(a)	2.450	12/15/24	14,860	13,979,707
Gtd. Notes, 144A	3.605	02/15/25	2,500	2,420,131
Gtd. Notes, 144A(a)	3.750	03/01/28	12,095	11,157,637
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes(a)	1.125	01/15/26	10,955	9,762,418
Valero Energy Corp.,
Sr. Unsec’d. Notes(a)	2.150	09/15/27	8,120	7,123,289

				192,952,170

Packaging & Containers 2.3%

Ball Corp.,
Gtd. Notes(a)	4.875	03/15/26	21,297	20,704,044
Gtd. Notes(a)	5.250	07/01/25	20,008	19,772,205
Berry Global, Inc.,
Sr. Sec’d. Notes	1.570	01/15/26	56,497	50,446,575
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A	0.821	04/15/24	62,445	58,462,890

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Sealed Air Corp.,
Gtd. Notes, 144A(a)	5.500%	09/15/25	38,203	$37,918,167
Sr. Sec’d. Notes, 144A	1.573	10/15/26	12,875	11,117,412
Silgan Holdings, Inc.,
Sr. Sec’d. Notes, 144A	1.400	04/01/26	11,575	10,216,000
WRKCo, Inc.,
Gtd. Notes	3.375	09/15/27	4,950	4,550,402
Gtd. Notes	3.750	03/15/25	10,190	9,858,944

				223,046,639

Pharmaceuticals 4.1%

AbbVie, Inc.,
Sr. Unsec’d. Notes	2.600	11/21/24	24,939	23,877,171
Sr. Unsec’d. Notes	2.950	11/21/26	64,970	60,542,258
Sr. Unsec’d. Notes	3.800	03/15/25	75,773	73,865,284
Allergan Funding SCS,
Gtd. Notes(a)	3.800	03/15/25	13,136	12,490,502
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A	3.375	07/15/24	10,600	10,267,454
Gtd. Notes, 144A	3.875	12/15/23	14,490	14,265,607
Gtd. Notes, 144A	4.250	12/15/25	4,913	4,770,993
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.363	06/06/24	11,102	10,830,703
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	3.200	03/15/23	21,299	21,214,808
Cigna Corp.,
Gtd. Notes	3.250	04/15/25	14,615	14,077,507
Gtd. Notes	3.400	03/01/27	36,034	33,815,729
Gtd. Notes	3.500	06/15/24	7,000	6,835,861
Gtd. Notes	4.500	02/25/26	11,568	11,400,291
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300	03/25/28	10,000	9,672,557
Sr. Unsec’d. Notes(a)	5.000	12/01/24	28,966	28,733,390
Sr. Unsec’d. Notes	6.250	06/01/27	1,000	1,048,883
EMD Finance LLC (Germany),
Gtd. Notes, 144A	3.250	03/19/25	5,000	4,801,048
Mylan, Inc.,
Gtd. Notes, 144A	3.125	01/15/23	26,100	26,068,763

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    35

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875%	09/23/23	12,555	$12,338,514
Viatris, Inc.,
Gtd. Notes	2.300	06/22/27	20,460	17,484,490

				398,401,813

Pipelines 2.9%

Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	12,892	10,769,807
Sr. Unsec’d. Notes	4.050	03/15/25	2,092	2,027,107
Sr. Unsec’d. Notes	5.550	02/15/28	13,225	13,104,225
Sr. Unsec’d. Notes	5.875	01/15/24	64,160	64,322,830
Enterprise Products Operating LLC,
Gtd. Notes, Series D, 3 Month LIBOR + 2.986%(a)	7.630(c)	08/16/77	5,500	5,022,709
Kinder Morgan Energy Partners LP,
Gtd. Notes	4.150	02/01/24	16,886	16,666,815
Kinder Morgan, Inc.,
Gtd. Notes	1.750	11/15/26	9,165	8,086,787
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A	3.900	04/01/24	5,090	4,927,702
MPLX LP,
Sr. Unsec’d. Notes	1.750	03/01/26	18,790	16,773,449
Sr. Unsec’d. Notes	4.125	03/01/27	11,570	10,952,848
Sr. Unsec’d. Notes(a)	4.500	07/15/23	7,725	7,691,590
Sr. Unsec’d. Notes	4.875	12/01/24	3,710	3,676,763
Sr. Unsec’d. Notes	4.875	06/01/25	12,500	12,355,959
ONEOK Partners LP,
Gtd. Notes	4.900	03/15/25	3,567	3,518,656
ONEOK, Inc.,
Gtd. Notes	2.750	09/01/24	22,520	21,573,314
Gtd. Notes	5.850	01/15/26	7,610	7,715,639
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	2.850	01/31/23	7,555	7,540,588
Sr. Unsec’d. Notes	3.600	11/01/24	5,000	4,841,908
Sr. Unsec’d. Notes	4.650	10/15/25	16,430	16,087,711
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A(a)	3.600	05/15/25	12,970	12,241,731
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes	7.000	03/15/27	3,575	3,785,105

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.300%	03/04/24	22,995	$22,693,352
Sr. Unsec’d. Notes	4.500	11/15/23	10,697	10,616,460

				286,993,055

Real Estate 0.1%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	3.875	03/20/27	12,558	11,522,563

Real Estate Investment Trusts (REITs) 2.5%

Brandywine Operating Partnership LP,
Gtd. Notes	4.100	10/01/24	10,850	10,318,108
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.250	04/01/28	26,313	21,883,224
Corporate Office Properties LP,
Gtd. Notes	2.250	03/15/26	6,860	6,062,211
Crown Castle, Inc.,
Sr. Unsec’d. Notes(a)	1.350	07/15/25	8,630	7,846,395
Essex Portfolio LP,
Gtd. Notes	1.700	03/01/28	27,550	22,978,944
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24	15,603	14,940,450
Gtd. Notes(a)	5.250	06/01/25	28,802	28,358,583
Gtd. Notes	5.375	04/15/26	12,355	12,182,696
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	3.875	04/01/24	3,700	3,613,918
Sr. Unsec’d. Notes, Series F(a)	4.500	02/01/26	4,000	3,832,648
Invitation Homes Operating Partnership LP,
Gtd. Notes	2.300	11/15/28	11,480	9,487,018
Kimco Realty Corp.,
Sr. Unsec’d. Notes	1.900	03/01/28	35,310	29,620,994
Public Storage,
Sr. Unsec’d. Notes	1.950	11/09/28	10,000	8,518,708
Realty Income Corp.,
Sr. Unsec’d. Notes	2.200	06/15/28	11,225	9,623,630
Sr. Unsec’d. Notes	3.400	01/15/28	31,500	29,008,458
Sabra Health Care LP,
Gtd. Notes	5.125	08/15/26	8,950	8,524,548
Spirit Realty LP,
Gtd. Notes	2.100	03/15/28	14,165	11,543,759

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    37

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Welltower, Inc.,
Sr. Unsec’d. Notes(a)	2.700%	02/15/27	6,385	$5,751,573
WP Carey, Inc.,
Sr. Unsec’d. Notes(a)	4.250	10/01/26	1,100	1,060,951

				245,156,816

Retail 1.1%

7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A	0.800	02/10/24	16,850	16,028,621
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.550	07/26/27	19,993	18,382,332
AutoZone, Inc.,
Sr. Unsec’d. Notes	3.125	04/18/24	28,390	27,646,460
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	4.000	05/15/25	14,425	14,087,645
Ross Stores, Inc.,
Sr. Unsec’d. Notes	0.875	04/15/26	33,315	29,261,646
Sr. Unsec’d. Notes	4.600	04/15/25	1,955	1,940,244

				107,346,948

Semiconductors 1.1%

Microchip Technology, Inc.,
Gtd. Notes	4.250	09/01/25	3,492	3,391,044
Sr. Unsec’d. Notes	2.670	09/01/23	84,009	82,347,504
Skyworks Solutions, Inc.,
Sr. Unsec’d. Notes(a)	0.900	06/01/23	11,785	11,543,800
Sr. Unsec’d. Notes	1.800	06/01/26	7,000	6,161,936

				103,444,284

Software 1.3%

Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	1.150	03/01/26	14,320	12,566,707
Sr. Unsec’d. Notes	1.650	03/01/28	4,285	3,562,924
Fiserv, Inc.,
Sr. Unsec’d. Notes	3.800	10/01/23	7,805	7,724,317
Infor, Inc.,
Sr. Unsec’d. Notes, 144A	1.450	07/15/23	4,810	4,679,609
Sr. Unsec’d. Notes, 144A(a)	1.750	07/15/25	6,934	6,255,741
Oracle Corp.,
Sr. Unsec’d. Notes(a)	5.800	11/10/25	12,700	12,972,634

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)

Oracle Corp., (cont’d.)
Sr. Unsec’d. Notes	6.150%	11/09/29	24,000	$24,950,970
Roper Technologies, Inc.,
Sr. Unsec’d. Notes	1.000	09/15/25	35,570	31,929,570
Sr. Unsec’d. Notes(a)	3.650	09/15/23	14,750	14,573,162
Workday, Inc.,
Sr. Unsec’d. Notes	3.500	04/01/27	12,535	11,724,216

				130,939,850

Telecommunications 2.4%

AT&T, Inc.,
Sr. Unsec’d. Notes	1.700	03/25/26	36,550	32,989,016
Sr. Unsec’d. Notes	2.300	06/01/27	35,000	31,189,654
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A(a)	3.400	03/01/27	5,350	4,532,454
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	4.000	09/01/24	744	730,432
NTT Finance Corp. (Japan),
Gtd. Notes, 144A	1.162	04/03/26	31,055	27,442,021
Sprint LLC,
Gtd. Notes	7.125	06/15/24	18,655	19,033,998
Gtd. Notes	7.625	02/15/25	6,950	7,196,245
T-Mobile USA, Inc.,
Gtd. Notes(a)	2.050	02/15/28	6,765	5,819,886
Gtd. Notes	3.750	04/15/27	59,321	55,930,868
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.100	03/22/28	57,915	50,240,869

				235,105,443

Transportation 0.2%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	7.000	12/15/25	3,750	4,000,880
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	4.625	06/01/25	19,455	19,056,741

				23,057,621

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    39

Schedule of Investments   (continued)

as of December 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Trucking & Leasing 0.3%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	1.200%	11/15/25	10,930	$9,619,181
Sr. Unsec’d. Notes, 144A	1.700	06/15/26	25,675	22,423,520

				32,042,701

TOTAL CORPORATE BONDS
(cost $8,613,371,638)				7,919,979,018

U.S. TREASURY OBLIGATIONS(k) 0.2%
U.S. Treasury Notes	1.250	03/31/28	3,545	3,082,211
U.S. Treasury Notes	1.750	12/31/24	295	280,020
U.S. Treasury Notes	1.750	01/31/29	13,945	12,254,169

TOTAL U.S. TREASURY OBLIGATIONS
(cost $17,781,994)				15,616,400

			Shares

PREFERRED STOCK 0.0%

Banks

Citigroup Capital XIII, 10.785%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40(a) (cost $3,342,000)			132,000	3,748,800

TOTAL LONG-TERM INVESTMENTS
(cost $10,289,784,289)				9,547,290,128

SHORT-TERM INVESTMENTS 3.1%

AFFILIATED MUTUAL FUND 2.4%
PGIM Institutional Money Market Fund (cost $230,197,003; includes $229,353,163 of cash collateral for securities on loan)(b)(wa)			230,434,419	230,319,202

See Notes to Financial Statements.

Description	Shares	Value

UNAFFILIATED FUND 0.7%
Dreyfus Government Cash Management (Institutional Shares) (cost $66,707,059)	66,707,059	$66,707,059

TOTAL SHORT-TERM INVESTMENTS
(cost $296,904,062)		297,026,261

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 101.0%
(cost $10,586,688,351)		9,844,316,389
Liabilities in excess of other assets(z) (1.0)%		(96,005,634)

NET ASSETS 100.0%		$9,748,310,755

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BNP—BNP Paribas S.A.

CDX—Credit Derivative Index

CIGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

JPM—JPMorgan Chase Bank N.A.

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $225,176,214; cash collateral of $229,353,163 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    41

Schedule of Investments   (continued)

as of December 31, 2022

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	0.98%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	100,000	$35,960	$(334,040)

(cost $370,000)

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.85%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	100,000	$(227,750)	$(17,750)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.23%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	100,000	(9,775)	143,225

Total Centrally Cleared Swaptions (premiums received $363,000)							$(237,525)	$125,475

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
5,828	2 Year U.S. Treasury Notes	Mar. 2023	$1,195,195,318	$1,225,312
11,216	5 Year U.S. Treasury Notes	Mar. 2023	1,210,539,403	(2,262,443)
36	20 Year U.S. Treasury Bonds	Mar. 2023	4,512,375	(26,000)
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	134,313	(1,426)

				(1,064,557)

Short Positions:
1,192	10 Year U.S. Treasury Notes	Mar. 2023	133,857,881	549,146
9	10 Year U.S. Ultra Treasury Notes	Mar. 2023	1,064,531	6,966

				556,112

				$(508,445)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/23	BNP	EUR	13,405	$13,895,260	$14,362,980	$—	$(467,720)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Teck Resources Ltd.	06/20/23	5.000%(Q)	8,065	$(145,651)	$(187,927)	$(42,276)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Teck Resources Ltd.	06/20/26	5.000%(Q)	40,000	1.156%	$4,981,718	$4,947,213	$(34,505)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
British American Tobacco PLC	06/20/27	1.000%(Q)	EUR	10,000	$21,893	$99,662	$(77,769)	JPM
Eastman Chemical Co.	12/20/23	1.000%(Q)		7,950	(52,283)	(38,066)	(14,217)	GSI
Host Hotels & Resorts LP	12/20/25	1.000%(Q)		4,250	(15,487)	85,987	(101,474)	GSI
Imperial Brands Finance PLC	06/20/27	1.000%(Q)	EUR	12,600	4,060	223,210	(219,150)	JPM
Marriott International, Inc.	06/20/25	1.000%(Q)		3,500	(41,788)	80,291	(122,079)	MSI

					$(83,605)	$451,084	$(534,689)

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    43

Schedule of Investments   (continued)

as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Targa Resources Partners LP	06/20/23	5.000%(Q)	28,845	0.688%	$630,572	$470,818	$159,754	MSI
Targa Resources Partners LP	06/20/23	5.000%(Q)	19,230	0.688%	420,381	328,403	91,978	MSI

					$1,050,953	$799,221	$251,732

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	100,000	$(683,111)	$(830,341)	$(147,230)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreement:
98,646	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/ 4.300%	$290,461	$13,073,811	$12,783,350

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$1,288,371	$(38,066)	$251,732	$(534,689)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CIGM	$41,192,000	$15,616,400

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    45

Schedule of Investments   (continued)

as of December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$1,440,498,286	$—
Commercial Mortgage-Backed Securities	—	167,447,624	—
Corporate Bonds	—	7,919,979,018	—
U.S. Treasury Obligations	—	15,616,400	—
Preferred Stock	3,748,800	—	—
Short-Term Investments
Affiliated Mutual Fund	230,319,202	—	—
Unaffiliated Fund	66,707,059	—	—

Total	$300,775,061	$9,543,541,328	$—

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Written	$—	$143,225	$—
Futures Contracts	1,781,424	—	—
OTC Credit Default Swap Agreements	—	1,076,906	—
Centrally Cleared Interest Rate Swap Agreement	—	12,783,350	—

Total	$1,781,424	$14,003,481	$—

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(334,040)	$—
Centrally Cleared Swaptions Written	—	(17,750)	—
Futures Contracts	(2,289,869)	—	—
OTC Forward Foreign Currency Exchange Contract	—	(467,720)	—
Centrally Cleared Credit Default Swap Agreements	—	(224,011)	—
OTC Credit Default Swap Agreements	—	(109,558)	—

Total	$(2,289,869)	$(1,153,079)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Banks	23.4%
Collateralized Loan Obligations	14.8
Electric	8.9
Auto Manufacturers	4.3
Pharmaceuticals	4.1
Pipelines	2.9
Real Estate Investment Trusts (REITs)	2.5

Telecommunications	2.4%
Affiliated Mutual Fund (2.4% represents investments purchased with collateral from securities on loan)	2.4
Packaging & Containers	2.3
Diversified Financial Services	2.1
Commercial Services	2.0

See Notes to Financial Statements.

Industry Classification (continued):

Oil & Gas	2.0%
Healthcare-Services	1.8
Agriculture	1.8
Commercial Mortgage-Backed Securities	1.7
Software	1.3
Computers	1.3
Aerospace & Defense	1.3
Chemicals	1.2
Insurance	1.2
Media	1.2
Retail	1.1
Semiconductors	1.1
Mining	1.0
Foods	1.0
Electronics	0.7
Gas	0.7
Unaffiliated Fund	0.7
Entertainment	0.7
Miscellaneous Manufacturing	0.7
Beverages	0.5
Machinery-Diversified	0.5
Airlines	0.5
Lodging	0.4
Office/Business Equipment	0.4

Home Builders	0.4%
Apparel	0.3
Building Materials	0.3
Trucking & Leasing	0.3
Auto Parts & Equipment	0.3
Iron/Steel	0.3
Forest Products & Paper	0.3
Machinery-Construction & Mining	0.3
Housewares	0.3
Transportation	0.2
Biotechnology	0.2
Internet	0.2
Home Furnishings	0.2
U.S. Treasury Obligations	0.2
Healthcare-Products	0.1
Real Estate	0.1
Distribution/Wholesale	0.1

101.0
Liabilities in excess of other assets	(1.0)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps and swaptions	$143,225	*	Due from/to broker-variation margin swaps and swaptions	$575,801	*
Credit contracts	Premiums paid for OTC swap agreements	1,288,371		Premiums received for OTC swap agreements	38,066
Credit contracts	Unrealized appreciation on OTC swap agreements	251,732		Unrealized depreciation on OTC swap agreements	534,689
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	467,720

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    47

Schedule of Investments   (continued)

as of December 31, 2022

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$1,781,424	*	Due from/to broker-variation margin futures	$2,289,869	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	12,783,350	*	—	—

		$16,248,102			$3,906,145

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(1,642,820)	$1,688,920	$—	$—	$1,074,253
Foreign exchange contracts	—	—	—	382,514	—
Interest rate contracts	—	—	(147,954,390)	—	(333,750)

Total	$(1,642,820)	$1,688,920	$(147,954,390)	$382,514	$740,503

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(334,040)	$125,475	$—	$—	$(435,574)
Foreign exchange contracts	—	—	—	(467,720)	—
Interest rate contracts	—	—	2,476,225	—	13,245,635

Total	$(334,040)	$125,475	$2,476,225	$(467,720)	$12,810,061

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 402,564
Options Written (2)	222,400,000

See Notes to Financial Statements.

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (2)	$2,588,220,409
Futures Contracts - Short Positions (2)	171,496,117
Forward Foreign Currency Exchange Contracts - Purchased (3)	5,409,623
Forward Foreign Currency Exchange Contracts - Sold (3)	13,694,239
Interest Rate Swap Agreements (2)	98,646,000
Credit Default Swap Agreements - Buy Protection (2)	53,033,260
Credit Default Swap Agreements - Sell Protection (2)	82,845,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$225,176,214	$(225,176,214)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$—	$(467,720)	$(467,720)	$260,000	$(207,720)
GSI	85,987	(153,757)	(67,770)	—	(67,770)
JPM	322,872	(296,919)	25,953	—	25,953
MSI	1,131,244	(122,079)	1,009,165	(1,009,165)	—

	$1,540,103	$(1,040,475)	$499,628	$(749,165)	$(249,537)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    49

Statement of Assets and Liabilities

as of December 31, 2022

Assets

Investments at value, including securities on loan of $225,176,214:
Unaffiliated investments (cost $10,356,491,348)	$9,613,997,187
Affiliated investments (cost $230,197,003)	230,319,202
Cash	381,914
Cash segregated for counterparty - OTC	260,000
Dividends and interest receivable	81,454,620
Receivable for Fund shares sold	61,870,410
Deposit with broker for centrally cleared/exchange-traded derivatives	41,192,000
Receivable for investments sold	13,994,806
Premiums paid for OTC swap agreements	1,288,371
Unrealized appreciation on OTC swap agreements	251,732
Due from broker—variation margin swaps and swaptions	208,186
Prepaid expenses	90,139

Total Assets	10,045,308,567

Liabilities

Payable to broker for collateral for securities on loan	229,353,163
Payable for Fund shares purchased	54,857,373
Dividends payable	3,658,921
Management fee payable	3,297,322
Accrued expenses and other liabilities	2,552,517
Due to broker—variation margin futures	1,712,471
Unrealized depreciation on OTC swap agreements	534,689
Distribution fee payable	484,686
Unrealized depreciation on OTC forward foreign currency exchange contracts	467,720
Affiliated transfer agent fee payable	40,884
Premiums received for OTC swap agreements	38,066

Total Liabilities	296,997,812

Net Assets	$9,748,310,755

Net assets were comprised of:
Common stock, at par	$9,582,711
Paid-in capital in excess of par	11,185,481,205
Total distributable earnings (loss)	(1,446,753,161)

Net assets, December 31, 2022	$9,748,310,755

See Notes to Financial Statements.

Class A

Net asset value and redemption price per share, ($1,204,480,165 ÷ 118,671,217 shares of common stock issued and outstanding)	$10.15
Maximum sales charge (2.25% of offering price)	0.23

Maximum offering price to public	$10.38

Class C

Net asset value, offering price and redemption price per share, ($209,216,609 ÷ 20,613,375 shares of common stock issued and outstanding)	$10.15

Class R

Net asset value, offering price and redemption price per share, ($104,825,383 ÷ 10,328,604 shares of common stock issued and outstanding)	$10.15

Class Z

Net asset value, offering price and redemption price per share, ($5,743,080,098 ÷ 564,444,204 shares of common stock issued and outstanding)	$10.17

Class R2

Net asset value, offering price and redemption price per share, ($915,512 ÷ 89,822 shares of common stock issued and outstanding)	$10.19

Class R4

Net asset value, offering price and redemption price per share, ($1,399,722 ÷ 137,358 shares of common stock issued and outstanding)	$10.19

Class R6

Net asset value, offering price and redemption price per share, ($2,484,393,266 ÷ 243,986,517 shares of common stock issued and outstanding)	$10.18

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    51

Statement of Operations

Year Ended December 31, 2022

Net Investment Income (Loss)

Income
Interest income	$288,191,922
Unaffiliated dividend income	2,082,834
Income from securities lending, net (including affiliated income of $311,577)	334,198
Affiliated dividend income	7,937

Total income	290,616,891

Expenses
Management fee	43,525,548
Distribution fee(a)	6,930,474
Shareholder servicing fees(a)	2,491
Transfer agent’s fees and expenses (including affiliated expense of $258,276)(a)	8,827,345
Shareholders’ reports	566,198
Custodian and accounting fees	552,415
Registration fees(a)	395,691
Directors’ fees	158,970
SEC registration fees	132,855
Legal fees and expenses	82,590
Audit fee	38,000
Miscellaneous	165,762

Total expenses	61,378,339
Less: Fee waiver and/or expense reimbursement(a)	(2,715,202)
Distribution fee waiver(a)	(299,727)

Net expenses	58,363,410

Net investment income (loss)	232,253,481

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(55,211))	(133,514,554)
Futures transactions	(147,954,390)
Forward currency contract transactions	382,514
Options written transactions	1,688,920
Swap agreement transactions	740,503
Foreign currency transactions	311,465

(278,345,542)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $86,120)	(831,110,608)
Futures	2,476,225
Forward currency contracts	(467,720)
Options written	125,475
Swap agreements	12,810,061
Foreign currencies	12,033

(816,154,534)

Net gain (loss) on investment and foreign currency transactions	(1,094,500,076)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(862,246,595)

See Notes to Financial Statements.

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	3,402,667	2,624,865	899,180	—	3,762	—	—
Shareholder servicing fees	—	—	—	—	1,505	986	—
Transfer agent’s fees and expenses	996,046	228,362	189,305	7,332,155	3,495	2,210	75,772
Registration fees	50,348	26,790	11,257	168,633	13,006	9,257	116,400
Fee waiver and/or expense reimbursement	(183,254)	(35,341)	(16,142)	(1,930,809)	(14,438)	(10,116)	(525,102)
Distribution fee waiver	—	—	(299,727)	—	—	—	—

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    53

Statements of Changes in Net Assets

	Year Ended December 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$232,253,481	$221,875,847
Net realized gain (loss) on investment transactions	(278,345,542)	68,013,427
Net change in unrealized appreciation (depreciation) on investments	(816,154,534)	(349,675,388)

Net increase (decrease) in net assets resulting from operations	(862,246,595)	(59,786,114)

Dividends and Distributions
Distributions from distributable earnings
Class A	(31,711,856)	(34,763,726)
Class C	(4,057,366)	(4,546,688)
Class R	(2,380,355)	(2,211,836)
Class Z	(185,388,160)	(191,696,050)
Class R2	(31,808)	(26,812)
Class R4	(23,556)	(17,580)
Class R6	(66,290,112)	(50,883,600)

	(289,883,213)	(284,146,292)

Tax return of capital distributions
Class A	(112,636)	—
Class C	(14,411)	—
Class R	(8,455)	—
Class Z	(658,476)	—
Class R2	(113)	—
Class R4	(84)	—
Class R6	(235,454)	—

	(1,029,629)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	3,590,300,880	5,596,275,206
Net asset value of shares issued in reinvestment of dividends and distributions	244,903,092	236,856,865
Cost of shares purchased	(6,646,292,087)	(4,447,160,218)

Net increase (decrease) in net assets from Fund share transactions	(2,811,088,115)	1,385,971,853

Total increase (decrease)	(3,964,247,552)	1,042,039,447

Net Assets:

Beginning of year	13,712,558,307	12,670,518,860

End of year	$9,748,310,755	$13,712,558,307

See Notes to Financial Statements.

Financial Highlights

Class A Shares
	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.14		$11.42	$11.11	$10.71	$10.95
Income (loss) from investment operations:
Net investment income (loss)	0.19		0.17	0.22	0.26	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.93)		(0.23)	0.34	0.43	(0.20)
Total from investment operations	(0.74)		(0.06)	0.56	0.69	0.04
Less Dividends and Distributions:
Dividends from net investment income	(0.25)		(0.22)	(0.25)	(0.29)	(0.28)
Tax return of capital distributions	(-	)(b)	-	-	-	-
Total dividends and distributions	(0.25)		(0.22)	(0.25)	(0.29)	(0.28)
Net asset value, end of year	$10.15		$11.14	$11.42	$11.11	$10.71
Total Return(c):	(6.70)%		(0.56)%	5.13%	6.47%	0.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,204,480		$1,665,931	$1,837,307	$1,609,745	$1,173,934
Average net assets (000)	$1,361,067		$1,807,236	$2,048,213	$1,352,830	$1,273,713
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.71%		0.71%	0.76%	0.80%	0.79%
Expenses before waivers and/or expense reimbursement	0.72%		0.72%	0.77%	0.80%	0.79%
Net investment income (loss)	1.83%		1.46%	1.93%	2.33%	2.20%
Portfolio turnover rate(e)	14%		32%	36%	60%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    55

Financial Highlights   (continued)

Class C Shares
	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.14		$11.42	$11.11	$10.72	$10.95
Income (loss) from investment operations:
Net investment income (loss)	0.11		0.08	0.14	0.18	0.16
Net realized and unrealized gain (loss) on investment transactions	(0.93)		(0.23)	0.34	0.42	(0.19)
Total from investment operations	(0.82)		(0.15)	0.48	0.60	(0.03)
Less Dividends and Distributions:
Dividends from net investment income	(0.17)		(0.13)	(0.17)	(0.21)	(0.20)
Tax return of capital distributions	(-	)(b)	-	-	-	-
Total dividends and distributions	(0.17)		(0.13)	(0.17)	(0.21)	(0.20)
Net asset value, end of year	$10.15		$11.14	$11.42	$11.11	$10.72
Total Return(c):	(7.42)%		(1.31)%	4.40%	5.63%	(0.27)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$209,217		$333,417	$495,994	$599,005	$825,668
Average net assets (000)	$262,486		$389,132	$534,970	$722,408	$970,998
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.48%		1.47%	1.47%	1.49%	1.49%
Expenses before waivers and/or expense reimbursement	1.49%		1.48%	1.48%	1.49%	1.49%
Net investment income (loss)	1.04%		0.71%	1.27%	1.65%	1.49%
Portfolio turnover rate(e)	14%		32%	36%	60%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R Shares
	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.13		$11.42	$11.11	$10.72	$10.95
Income (loss) from investment operations:
Net investment income (loss)	0.15		0.13	0.19	0.22	0.20
Net realized and unrealized gain (loss) on investment transactions	(0.92)		(0.24)	0.34	0.42	(0.19)
Total from investment operations	(0.77)		(0.11)	0.53	0.64	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.21)		(0.18)	(0.22)	(0.25)	(0.24)
Tax return of capital distributions	(-	)(b)	-	-	-	-
Total dividends and distributions	(0.21)		(0.18)	(0.22)	(0.25)	(0.24)
Net asset value, end of year	$10.15		$11.13	$11.42	$11.11	$10.72
Total Return(c):	(6.94)%		(0.99)%	4.86%	6.03%	0.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$104,825		$138,545	$143,094	$138,971	$143,370
Average net assets (000)	$119,891		$139,942	$133,401	$139,946	$156,009
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%		1.05%	1.02%	1.11%	1.09%
Expenses before waivers and/or expense reimbursement	1.31%		1.31%	1.28%	1.36%	1.34%
Net investment income (loss)	1.48%		1.12%	1.70%	2.02%	1.90%
Portfolio turnover rate(e)	14%		32%	36%	60%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    57

Financial Highlights   (continued)

Class Z Shares
	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.16		$11.45	$11.14	$10.74	$10.98
Income (loss) from investment operations:
Net investment income (loss)	0.21		0.19	0.25	0.29	0.27
Net realized and unrealized gain (loss) on investment transactions	(0.93)		(0.24)	0.35	0.43	(0.21)
Total from investment operations	(0.72)		(0.05)	0.60	0.72	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.27)		(0.24)	(0.29)	(0.32)	(0.30)
Tax return of capital distributions	(-	)(b)	-	-	-	-
Total dividends and distributions	(0.27)		(0.24)	(0.29)	(0.32)	(0.30)
Net asset value, end of year	$10.17		$11.16	$11.45	$11.14	$10.74
Total Return(c):	(6.47)%		(0.41)%	5.43%	6.75%	0.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,743,080		$8,985,211	$8,371,100	$6,187,736	$5,716,205
Average net assets (000)	$7,274,717		$8,893,589	$7,069,401	$5,905,291	$6,387,796
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.47%		0.47%	0.47%	0.52%	0.53%
Expenses before waivers and/or expense reimbursement	0.50%		0.51%	0.50%	0.53%	0.53%
Net investment income (loss)	2.05%		1.69%	2.22%	2.61%	2.46%
Portfolio turnover rate(e)	14%		32%	36%	60%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R2 Shares
	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.18		$11.47	$11.15	$10.75	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.17		0.14	0.20	0.24	0.23
Net realized and unrealized gain (loss) on investment transactions	(0.93)		(0.23)	0.36	0.43	(0.21)
Total from investment operations	(0.76)		(0.09)	0.56	0.67	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.23)		(0.20)	(0.24)	(0.27)	(0.26)
Tax return of capital distributions	(-	)(b)	-	-	-	-
Total dividends and distributions	(0.23)		(0.20)	(0.24)	(0.27)	(0.26)
Net asset value, end of year	$10.19		$11.18	$11.47	$11.15	$10.75
Total Return(c):	(6.83)%		(0.81)%	5.09%	6.32%	0.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$916		$1,941	$919	$188	$61
Average net assets (000)	$1,505		$1,549	$477	$91	$24
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.88%		0.88%	0.88%	0.91%	0.92%
Expenses before waivers and/or expense reimbursement	1.84%		1.89%	6.58%	22.41%	83.41%
Net investment income (loss)	1.61%		1.27%	1.74%	2.20%	2.13%
Portfolio turnover rate(e)	14%		32%	36%	60%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    59

Financial Highlights  (continued)

Class R4 Shares
	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.18		$11.46	$11.15	$10.76	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.20		0.17	0.24	0.27	0.26
Net realized and unrealized gain (loss) on investment transactions	(0.94)		(0.22)	0.34	0.42	(0.20)
Total from investment operations	(0.74)		(0.05)	0.58	0.69	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.25)		(0.23)	(0.27)	(0.30)	(0.29)
Tax return of capital distributions	(-	)(b)	-	-	-	-
Total dividends and distributions	(0.25)		(0.23)	(0.27)	(0.30)	(0.29)
Net asset value, end of year	$10.19		$11.18	$11.46	$11.15	$10.76
Total Return(c):	(6.60)%		(0.47)%	5.26%	6.49%	0.59%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,400		$1,020	$439	$546	$375
Average net assets (000)	$986		$887	$347	$585	$69
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63%		0.63%	0.63%	0.67%	0.67%
Expenses before waivers and/or expense reimbursement	1.66%		2.16%	8.45%	4.00%	29.85%
Net investment income (loss)	1.89%		1.52%	2.11%	2.46%	2.45%
Portfolio turnover rate(e)	14%		32%	36%	60%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.17		$11.46	$11.14	$10.75	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.23		0.20	0.26	0.30	0.28
Net realized and unrealized gain (loss) on investment transactions	(0.94)		(0.24)	0.36	0.42	(0.20)
Total from investment operations	(0.71)		(0.04)	0.62	0.72	0.08
Less Dividends and Distributions:
Dividends from net investment income	(0.28)		(0.25)	(0.30)	(0.33)	(0.32)
Tax return of capital distributions	(-	)(b)	-	-	-	-
Total dividends and distributions	(0.28)		(0.25)	(0.30)	(0.33)	(0.32)
Net asset value, end of year	$10.18		$11.17	$11.46	$11.14	$10.75
Total Return(c):	(6.37)%		(0.31)%	5.62%	6.76%	0.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,484,393		$2,586,493	$1,821,666	$1,331,608	$1,216,253
Average net assets (000)	$2,472,740		$2,277,111	$1,498,054	$1,261,494	$1,139,003
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.38%		0.38%	0.38%	0.42%	0.42%
Expenses before waivers and/or expense reimbursement	0.40%		0.40%	0.40%	0.42%	0.42%
Net investment income (loss)	2.18%		1.77%	2.31%	2.71%	2.58%
Portfolio turnover rate(e)	14%		32%	36%	60%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund    61

Notes to Financial Statements

1.	Organization

Prudential Short-Term Corporate Bond Fund, Inc.(the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and PGIM Short-Term Corporate Bond Fund (the “Fund”) is the sole series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek high current income consistent with the preservation of principal.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s overright, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

PGIM Short-Term Corporate Bond Fund    63

Notes to Financial Statements  (continued)

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised. The Fund entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

PGIM Short-Term Corporate Bond Fund    65

Notes to Financial Statements  (continued)

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations,

PGIM Short-Term Corporate Bond Fund    67

Notes to Financial Statements  (continued)

collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the

PGIM Short-Term Corporate Bond Fund    69

Notes to Financial Statements  (continued)

payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly

Expected Distribution Schedule to Shareholders*	Frequency
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended December 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.380% on average daily net assets up to $10 billion;	0.38%
0.370% on average daily net assets over $10 billion.

The Manager has contractually agreed, through April 30, 2024, to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be

PGIM Short-Term Corporate Bond Fund    71

Notes to Financial Statements  (continued)

realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	0.47
R2	0.88
R4	0.63
R6	0.38

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS contractually agreed through April 30, 2024 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.25%	0.25%	N/A	%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended December 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$327,598	$149,759
C	—	38,266

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended December 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$1,598,065,354	$4,380,846,304

PGIM Short-Term Corporate Bond Fund    73

Notes to Financial Statements  (continued)

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$261,424,714	$85,144,531	$346,569,245	$—	$—	$—	—	$7,937

PGIM Institutional Money Market Fund(1)(b)(wa)
258,393,418	1,297,375,656	1,325,480,781	86,120	(55,211)	230,319,202	230,434,419	311,577	(2)
$519,818,132	$1,382,520,187	$1,672,050,026	$86,120	$(55,211)	$230,319,202		$319,514

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended December 31, 2022, the tax character of dividends paid by the Fund were $289,883,213 of ordinary income and $1,029,629 of tax return of capital. For the year ended December 31, 2021, the tax character of dividends paid by the Fund was $284,146,292 of ordinary income.

As of December 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$10,735,838,952	$17,547,717	$(896,728,323)	$(879,180,606)

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales, market discount accretion, bond premium amortization, mark-to-market of futures and swaps contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2022 of approximately $566,885,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

PGIM Short-Term Corporate Bond Fund    75

Notes to Financial Statements  (continued)

The RIC is authorized to issue 30,025,000,000 shares of capital stock, $0.01 par value per share, designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	3,500,000,000
B	5,000,000
C	700,000,000
R	250,000,000
Z	15,000,000,000
T	170,000,000
R2	200,000,000
R4	200,000,000
R6	10,000,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of December 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	8,270	0.1%
C	87	0.1
Z	2,411	0.1
R6	533,228	0.2

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	8	83.2

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended December 31, 2022:
Shares sold	20,354,381	$211,484,613
Shares issued in reinvestment of dividends and distributions	2,685,606	27,861,705
Shares purchased	(57,983,959)	(607,384,605)
Net increase (decrease) in shares outstanding before conversion	(34,943,972)	(368,038,287)
Shares issued upon conversion from other share class(es)	6,826,430	71,144,301
Shares purchased upon conversion into other share class(es)	(2,815,543)	(29,487,215)
Net increase (decrease) in shares outstanding	(30,933,085)	$(326,381,201)

Year ended December 31, 2021:
Shares sold	47,013,598	$531,966,348
Shares issued in reinvestment of dividends and distributions	2,743,573	30,960,017
Shares purchased	(74,226,035)	(839,128,363)
Net increase (decrease) in shares outstanding before conversion	(24,468,864)	(276,201,998)
Shares issued upon conversion from other share class(es)	16,651,015	188,952,374
Shares purchased upon conversion into other share class(es)	(3,446,414)	(38,938,529)
Net increase (decrease) in shares outstanding	(11,264,263)	$(126,188,153)

Class C
Year ended December 31, 2022:
Shares sold	2,454,938	$25,515,124
Shares issued in reinvestment of dividends and distributions	349,918	3,627,742
Shares purchased	(8,125,070)	(84,691,013)
Net increase (decrease) in shares outstanding before conversion	(5,320,214)	(55,548,147)
Shares issued upon conversion from other share class(es)	1,267	13,902
Shares purchased upon conversion into other share class(es)	(4,009,643)	(41,735,177)
Net increase (decrease) in shares outstanding	(9,328,590)	$(97,269,422)

Year ended December 31, 2021:
Shares sold	6,277,117	$71,043,813
Shares issued in reinvestment of dividends and distributions	361,858	4,086,106
Shares purchased	(7,401,573)	(83,509,339)
Net increase (decrease) in shares outstanding before conversion	(762,598)	(8,379,420)
Shares purchased upon conversion into other share class(es)	(12,721,732)	(144,600,233)
Net increase (decrease) in shares outstanding	(13,484,330)	$(152,979,653)

PGIM Short-Term Corporate Bond Fund    77

Notes to Financial Statements  (continued)

Share Class	Shares	Amount

Class R
Year ended December 31, 2022:
Shares sold	631,420	$6,685,791
Shares issued in reinvestment of dividends and distributions	229,932	2,383,652
Shares purchased	(2,972,606)	(30,859,704)
Net increase (decrease) in shares outstanding before conversion	(2,111,254)	(21,790,261)
Shares issued upon conversion from other share class(es)	1,851	20,050
Shares purchased upon conversion into other share class(es)	(4,388)	(44,762)
Net increase (decrease) in shares outstanding	(2,113,791)	$(21,814,973)

Year ended December 31, 2021:
Shares sold	1,271,034	$14,337,201
Shares issued in reinvestment of dividends and distributions	195,715	2,208,515
Shares purchased	(1,552,783)	(17,552,514)
Net increase (decrease) in shares outstanding before conversion	(86,034)	(1,006,798)
Shares purchased upon conversion into other share class(es)	(1,144)	(12,962)
Net increase (decrease) in shares outstanding	(87,178)	$(1,019,760)

Class Z
Year ended December 31, 2022:
Shares sold	252,389,682	$2,638,216,846
Shares issued in reinvestment of dividends and distributions	14,248,965	148,303,364
Shares purchased	(467,419,968)	(4,877,761,675)
Net increase (decrease) in shares outstanding before conversion	(200,781,321)	(2,091,241,465)
Shares issued upon conversion from other share class(es)	3,259,867	34,142,607
Shares purchased upon conversion into other share class(es)	(42,954,375)	(432,511,031)
Net increase (decrease) in shares outstanding	(240,475,829)	$(2,489,609,889)

Year ended December 31, 2021:
Shares sold	339,652,693	$3,850,635,089
Shares issued in reinvestment of dividends and distributions	13,240,005	149,770,086
Shares purchased	(265,907,331)	(3,009,135,637)
Net increase (decrease) in shares outstanding before conversion	86,985,367	991,269,538
Shares issued upon conversion from other share class(es)	4,022,627	45,581,721
Shares purchased upon conversion into other share class(es)	(17,255,820)	(195,736,960)
Net increase (decrease) in shares outstanding	73,752,174	$841,114,299

Share Class	Shares	Amount

Class R2
Year ended December 31, 2022:
Shares sold	31,189	$319,758
Shares issued in reinvestment of dividends and distributions	3,056	31,902
Shares purchased	(106,340)	(1,090,452)
Net increase (decrease) in shares outstanding before conversion	(72,095)	(738,792)
Shares purchased upon conversion into other share class(es)	(11,736)	(120,698)
Net increase (decrease) in shares outstanding	(83,831)	$(859,490)

Year ended December 31, 2021:
Shares sold	102,845	$1,170,345
Shares issued in reinvestment of dividends and distributions	2,367	26,793
Shares purchased	(11,695)	(133,020)
Net increase (decrease) in shares outstanding	93,517	$1,064,118

Class R4
Year ended December 31, 2022:
Shares sold	96,455	$1,003,939
Shares issued in reinvestment of dividends and distributions	567	5,902
Shares purchased	(50,890)	(531,150)
Net increase (decrease) in shares outstanding	46,132	$478,691

Year ended December 31, 2021:
Shares sold	100,439	$1,142,351
Shares issued in reinvestment of dividends and distributions	124	1,400
Shares purchased	(52,144)	(592,176)
Net increase (decrease) in shares outstanding before conversion	48,419	551,575
Shares issued upon conversion from other share class(es)	4,509	51,611
Net increase (decrease) in shares outstanding	52,928	$603,186

Class R6
Year ended December 31, 2022:
Shares sold	67,213,448	$707,074,809
Shares issued in reinvestment of dividends and distributions	6,026,819	62,688,825
Shares purchased	(100,432,903)	(1,043,973,488)
Net increase (decrease) in shares outstanding before conversion	(27,192,636)	(274,209,854)
Shares issued upon conversion from other share class(es)	39,961,566	401,626,921
Shares purchased upon conversion into other share class(es)	(294,778)	(3,048,898)
Net increase (decrease) in shares outstanding	12,474,152	$124,368,169

PGIM Short-Term Corporate Bond Fund    79

Notes to Financial Statements  (continued)

Share Class	Shares	Amount

Year ended December 31, 2021:
Shares sold	99,293,664	$1,125,980,059
Shares issued in reinvestment of dividends and distributions	4,401,155	49,803,948
Shares purchased	(43,902,494)	(497,109,169)
Net increase (decrease) in shares outstanding before conversion	59,792,325	678,674,838
Shares issued upon conversion from other share class(es)	12,914,161	146,715,935
Shares purchased upon conversion into other share class(es)	(176,880)	(2,012,957)
Net increase (decrease) in shares outstanding	72,529,606	$823,377,816

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended December 31, 2022.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

PGIM Short-Term Corporate Bond Fund    81

Notes to Financial Statements  (continued)

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

PGIM Short-Term Corporate Bond Fund    83

Notes to Financial Statements  (continued)

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Short-Term Corporate Bond Fund, Inc. and Shareholders of PGIM Short-Term Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short-Term Corporate Bond Fund (the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 15, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Short-Term Corporate Bond Fund    85

Tax Information  (unaudited)

For the year ended December 31, 2022, the Fund reports the maximum amount allowable but not less than 67.79% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short-Term Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 97	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 97	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short-Term Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 97	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 97	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Short-Term Corporate Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

PGIM Short-Term Corporate Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Visit our website at pgim.com/investments

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick

• Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer

• Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short-Term Corporate Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT-TERM CORPORATE BOND FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PBSMX	PIFCX	JDTRX	PIFZX	PIFEX	PIFGX	PSTQX

CUSIP	74441R102	74441R300	74441R409	74441R508	74441R805	74441R888	74441R607

MF140E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $38,000 and $38,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2022 and December 31, 2021: none.

(c) Tax Fees

For the fiscal years ended December 31, 2022 and December 31, 2021: none.

(d) All Other Fees

For the fiscal years ended December 31, 2022 and December 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2022 and December 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1)  Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Short-Term Corporate Bond Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 15, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 15, 2023